UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
June 2, 2020
Date of Report (Date of Earliest Event Reported)

LIFE STORAGE, INC.
LIFE STORAGE LP
(Exact Name of Registrant as Specified in Its Charter)

Maryland (Life Storage, Inc.)	1-13820	16-1194043

Delaware (Life Storage LP)	0-24071	16-1481551
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6467 Main Street
Williamsville, New York 14221
(Address of Principal Executive Offices)
(716) 633-1850
(Registrants’ Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (
see
General Instruction A.2. below):
☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Life Storage, Inc.:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	LSI	New York Stock Exchange

Life Storage LP:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).
Life Storage, Inc.:
Emerging growth company  ☐
Life Storage LP:
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Life Storage, Inc.
☐
Life Storage LP
☐

Item 7.01.	Regulation FD Disclosure.

In connection with certain investor and analyst presentations that Life Storage, Inc. (the “Company”) intends to make, the Company will be disclosing certain information, in the form of information from a slide presentation. The slide presentation is attached as Exhibit 99.1 to this Current Report on Form
8-K.
This information may be amended or updated at any time and from time to time through another Current Report on Form
8-K,
a later filing, or other means. Except for the information set forth in Item 8.01, the information in this Current Report on Form
8-K
(including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This Current Report on Form
8-K
will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD
.
Item 8.01.	Other Matters.

On June 2, 2020, the Company provided the following preliminary portfolio operating statistics for May 2020: Same store occupancy at May 31, 2020 was 91.4% compared to 90.9% at May 31, 2019. Had auction processes not been curtailed due to the
COVID-19
global health crisis, same store occupancy would have been approximately 90.4% at May 31, 2020. Same store move-ins
were 3% higher in May 2020 than in May 2019, while same store move-outs were 12% lower during the same time period. Discounts as a percent of same store revenue were higher in May 2020 than May 2019 by 140 basis points.
Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Life Storage May 2020 Investor Presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this Report to be signed on their behalf by the undersigned, thereunto duly authorized.

LIFE STORAGE, INC .

Date: June 2, 2020	By	/s/ Andrew J. Gregoire
	Name:	Andrew J. Gregoire
	Title:	Chief Financial Officer

LIFE STORAGE LP

Date: June 2, 2020	By:	LIFE STORAGE HOLDINGS, INC., as General Partner

	By	/s/ Andrew J. Gregoire
	Name:	Andrew J. Gregoire
	Title:	Chief Financial Officer